Exhibit 99.1
Second Quarter 2010 Financial Results July 23, 2010

1 1 Forward Looking Statements Statements contained in this Presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement. The financial information included in this presentation for the second quarter ended June 30, 2010 is based on preliminary unaudited data and is subject to change. Please refer to an Annual Report on Form 10-K and other SEC reports for a discussion of those factors that could impact our future results.

Q2 Highlights Completed capital raise of $1.15B in April at $3 per share Acquired $9.1B in assets from Westernbank in an FDIC-assisted transaction on April 30. The assets had a fair value of an estimated $8.2B (includes $3.3B related to the FDIC loss share indemnification asset) as of April 30 Signed agreement to sell 51% of our transaction processing subsidiary, EVERTEC, in a transaction that values the company at $868M Expected to result in a net after tax gain of approximately $600 million 2 Key Events Financial Highlights Ended Q2 with solid liquidity and capital and stronger core business in P.R. Net loss of ($56M) or EPS of ($.29), driven primarily by a loan loss provision of $202M Non-recurring items include: Deemed dividend of $191.7 million impacting EPS computation

Banco Popular de Puerto Rico U.S. & Processing Businesses Largest financial institution on island $32B of assets (76% of total) and $164 million of pre-tax, pre-provision earnings No. 1 market share in deposits, loans, credit cards and mortgage originations1 Recently completed accretive FDIC-assisted acquisition of Westernbank Well-positioned to benefit from consolidation and credit stabilization Holding substantial liquidity and capital resources Popular, Inc. - Business Overview Network of 97 branches across U.S. mainland 49% stake in processing joint venture EVERTEC, upon completion of sales transaction2 Leading ATM/POS processor in Caribbean and Central America Processes approx. 1.1 billion transactions annually Servicing customer in 16 countries across Latin America 1 Based on internal data and information from Office of the Commissioner of Financial Institutions of Puerto Rico 2 Subject to regulatory approvals and other closing conditions of sales agreement announced July 1, 2010. Transaction expected to close in third quarter of 2010. 3

4 Puerto Rico Economic Update BPPR-Index of Real Economic Activity - Annualized Rate Retail Sales Annual Percentage Change January 2006 - May 2010 (000s) Employment, Unemployment and Labor Force Source: Puerto Rico Labor Department, Consultec and Puerto Rico Commerce and Export Agency Labor Force Unemployed Employed Further contraction is possible in FY 2011... Most recent government estimate is +.4% Follows an estimated contraction of -3.6% in FY 2010 Unemployment is near 17% as of May; job creation continues to be a challenge Housing market to remain under pressure as excess inventory is absorbed Progress made by the Government on the fiscal front: Fiscal 2011 budget was approved; incorporates a deficit of $1.0B, which is in line with multiyear plan Government on track to balance budget by 2013 Further substantial cuts in spending are not foreseen Public Private Partnership Authority established to stimulate investment in infrastructure $8.6 billion of cumulative incremental Medicaid funding in a 9-year span starting in 2011 $2.9 billion or 41% of ARRA funds have been disbursed to date. Challenges: Ensure Commonwealth budget is brought into balance by 2013 Making P.R. more competitive in the global economy January 2000 - April 2010

0 0 Financial Results 1 Not on a tax-equivalent basis 2Unaudited $ in thousands (except per share data) 2009 Q2 2010 2 Q1 2010 Full Year Net Interest Income 278,976 $ 268,917 $ 1,101,253 $ Service Fees & Other Oper. Income 174,580 170,230 672,275 FV adjustment FDIC Equity Appreciation 24,394 Accretion of FDIC Loss Share Indemnification Asset 23,334 (Loss)/Gain on Sale of Investments, Loans & Trading Profits (6,450) (12,364) 224,226 Gross Revenues 494,834 426,783 1,997,754 Provision for Loan Losses (202,258) (240,200) (1,405,807) Net Revenues 292,576 186,583 591,947 Operating Expenses (328,416) (280,913) (1,154,196) Tax Expense (Benefit) 19,988 (9,275) (8,302) Loss on Discontinued Business - - (19,972) Net Loss (55,828) $ (85,055) $ (573,919) $ Financial Ratios: EPS (0.29) $ (0.13) $ 0.24 $ Net Interest Margin 1 3.21% 3.44% 3.23% 2010

6 P.R. Business Provisioning is still at elevated levels, but off peak levels Consumer portfolio showing improved delinquency trends However, the credit scenario is expected to remain difficult on the island for the rest of 2010 due to persistent high unemployment and a housing sector under pressure The capacity to generate top-line revenue has remained relatively strong The Westernbank asset acquisition contributed $16.7 million in net interest income during Q2 $ in millions Q2 10 Q1 10 FY 2009 Net Interest Income $232 $219 $867 Provision for loan losses (122) (108) (624) Non Interest Income 170 111 753 Expenses (238) (194) (820) Taxes (16) (1) (6) Net Income $26 $27 $170 Assets $32,279 $23,166 $23,615 Loans 18,801 14,920 15,120 Deposits 19,899 17,525 17,772

Deal Description Balance Sheet Acquired Acquired $9.1B of assets and $2.4B in deposits FDIC loss-sharing agreement shields Popular from 80% of losses on virtually entire loan portfolio Most of the deposits assumed have been retained; as of June 30, 2010 we have $2.28B in deposits, down from the $2.39B assumed on April 30, 2010 (in line with runoff estimates prior to bid) Popular's FDIC-assisted acquisition of Westernbank expands balance sheet accretively and with low risk Book Value Market Value (in thousands) Assets Acquired $ 9,142,359 $ 8,142,867 Liabilities Assumed 2,394,095 2,538,002 Net Assets Acquired 6,748,264 5,604,865 Deferred tax - (25,004) Total 6,748,264 5,579,861 Additional Consideration Paid - - Note Payable to the FDIC 5,646,983 5,658,595 Stock Appreciation instrument - 52,500 Total Additional Consideration - 5,711,095 Deferred tax - (25,004) Preliminary Goodwill 106,230 As of April 30, 2010 7

8 8 U.S. Business U.S. business results impacted by high loss provisioning Running-off portfolios in general showing improved delinquency trends Construction portfolio has been managed down and currently amounts to $523million We have completed a number of restructuring efforts to refocus the business: Sell, close or downsize lending businesses that do not generate deposits or fee income Run the U.S. business as a region of BPPR by integrating support and back-office operations into the corporate operations in P.R. Since 2005, U.S. assets have declined by 54% to $9.9 billion and FTEs by 71% to 1,387. Branch network consolidation from 140 to 97 branches Shutdown of wholesale businesses (PFH and E-LOAN lending business) $ in millions Q2 10 Q1 10 FY 2009 Net Interest Income $75 $79 $315 Provision for loan losses (80) (132) (782) Non Interest Income 16 17 30 Expenses (68) (67) (314) Taxes 1 1 (25) Net Loss ($58) ($104) ($726) Assets $9,858 $10,400 $10,847 Loans 7,839 8,256 8,677 Deposits 7,273 7,920 8,270

9 Loan Portfolio Overview ($ millions) Our portfolios have been declining due to weak loan demand, but the WB loan acquisition provided a substantial amount of low-risk assets The increase in NPLs excluding Westernbank amounted to $16 million, compared to Q1 2010. Total Loans Trend NPLs & NCOs Trend ($ millions) Excludes WB acquired loans

10 10 Credit Summary *Excludes Loans Held for Sale

11 Capital Management Update As of June 30, 2010 (%) Total Capital Actual Pro Forma for EVERTEC Total Capital 13.86 16.14 Tier 1 Capital (%) Actual Pro Forma for EVERTEC Tier 1 12.56 14.85 Tier 1 Common (%) Actual Pro Forma for EVERTEC Tier 1 9.22 11.52 Tier 1 Leverage (%) Actual Pro Forma for EVERTEC Tier 1 8.79 10.44 Strong pro forma capital ratios (1) Notes: (1) Assumes a net after tax gain of approximately $600 million (1) (1) (1)

12 12 Recap & Next Steps Popular has completed its capital and liquidity plan The acquisition of the WB loans and deposits, in addition to providing a substantial amount of low-risk earning assets, will give us time to ride out the recession in P.R. and enter into a period of normalized loan growth We are focused on the integration of the WB loan portfolio into our community banking business, collections in our pre-WB legacy portfolios and implementing cost efficiencies While first-half results reflect an improvement in credit trends, we remain cautious for the remainder of 2010 and 2011 due to economic environment in P.R. and a possible slowdown in the U.S. We will continue working on initiative to return U.S. business to profitability Popular's main franchise, Banco Popular de Puerto Rico, is well-positioned to benefit from a turn of the cycle and the normalization of credit and pricing